Exhibit 99.1

Aerie Pharmaceuticals Completes Enrollment of Mercury 2

Phase 3 Registration Trial of RoclatanTM

(netarsudil/latanoprost ophthalmic solution) 0.02%/0.005%

- Trial On Track for Topline 90-day Efficacy Readout in Q2 2017 -

IRVINE , Calif. — (BUSINESS WIRE) — December 7, 2016 — Aerie Pharmaceuticals, Inc. (NASDAQ:AERI), a clinical-stage pharmaceutical company focused on the discovery, development and commercialization of first-in-class glaucoma therapies, today announced the completion of patient enrollment in the Company’s second Phase 3 registration trial (“Mercury 2”) of RoclatanTM (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005%, a novel once-daily eye drop being tested for its ability to lower intraocular pressure (IOP) in patients with glaucoma or ocular hypertension. RoclatanTM ophthalmic solution is a fixed dose combination of Aerie’s drug RhopressaTM (netarsudil ophthalmic solution) 0.02% and latanoprost, the most widely prescribed PGA (prostaglandin analogue). Total patient enrollment has exceeded the 690 patients needed for this three-arm study, designed to demonstrate superiority of RoclatanTM solution to each of its two components, all dosed once-daily in the evening. Enrolled patients had maximum baseline IOPs ranging from above 20 to below 36 mmHg (millimeters of mercury). Mercury 2, which commenced in March 2016, is a 90-day registration trial with a topline efficacy readout that is expected in the second quarter of 2017.

In September 2016, the Company reported the successful topline efficacy results from the first Phase 3 registration trial for RoclatanTM ophthalmic solution, “Mercury 1,” which achieved its primary efficacy endpoint of demonstrating statistical superiority over each of its components at all measured time points. Mercury 1 and Mercury 2 have the same comparators and primary efficacy endpoints, and also include the same baseline IOP entry criteria. Mercury 1 is an ongoing 12-month safety trial, whereas Mercury 2 is a 90-day trial. Aerie also plans to commence in the first half of 2017 a third Phase 3 registration trial for RoclatanTM, named Mercury 3, which will be designed to facilitate regulatory approval and commercialization in Europe.

“With the completion of Mercury 2 enrollment, we remain well-positioned for the topline 90-day efficacy readout from this second RoclatanTM registration trial in the second quarter of 2017. Should Mercury 2 be successful, we continue to expect to file an NDA for RoclatanTM ophthalmic solution near year-end 2017. We continue to experience very high levels of interest in RoclatanTM from the ophthalmology community, and we look forward to the continued successful progress of our registration program,” said Vicente Anido, Jr., Ph.D., Chief Executive Officer and Chairman at Aerie.

About RoclatanTM Opthalmic Solution

RoclatanTM ophthalmic solution is a once-daily eye drop that combines RhopressaTM ophthalmic solution with latanoprost, a PGA that is the most widely prescribed glaucoma drug in the world. Based on our preclinical studies and clinical trials, we believe that RoclatanTM, if approved, would be the first glaucoma product to lower IOP through all known mechanisms: (i) increasing fluid outflow through the trabecular meshwork, the eye’s primary drain, (ii) increasing fluid outflow through the uveoscleral pathway, the eye’s secondary drain, (iii) reducing fluid production in the eye, and (iv) reducing episcleral venous pressure (EVP). By covering the full spectrum of known IOP-lowering mechanisms, RoclatanTM has the potential to provide a greater IOP-lowering effect than any currently approved glaucoma product.

The first Phase 3 registration trial for RoclatanTM ophthalmic solution, named Mercury 1, is a 12-month safety trial in 718 patients with a 90-day efficacy readout. The topline efficacy readout from Mercury 1 demonstrated that RoclatanTM was statistically superior to each of its components. The second Phase 3 registration trial, named Mercury 2, which is the subject of this press release, is a 90-day registration trial that commenced in March 2016, and a third Phase 3 registration trial, named Mercury 3, is expected to commence in Europe in the first half of 2017. Mercury 3 is not necessary for approval in the U.S., but rather to facilitate regulatory approval and commercialization in Europe.

RoclatanTM and RhopressaTM are trademarks of Aerie Pharmaceuticals.

About Aerie Pharmaceuticals, Inc.

Aerie is a clinical-stage pharmaceutical company focused on the discovery, development and commercialization of first-in-class therapies for the treatment of patients with glaucoma and other diseases of the eye. Aerie’s two lead product candidates are once-daily IOP-lowering therapies with novel mechanisms of action to treat patients with glaucoma or ocular hypertension. The NDA filing for RhopressaTM (netarsudil ophthalmic solution) 0.02% was originally submitted in the third quarter of 2016 and is expected to be resubmitted in January 2017. The second product candidate, RoclatanTM (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005%, which is a fixed dose combination of RhopressaTM ophthalmic solution and the widely prescribed PGA latanoprost, currently has two Phase 3 registration trials underway, named Mercury 1 and Mercury 2. If these trials are successful, a RoclatanTM ophthalmic solution NDA filing is expected to take place near year-end 2017. Aerie is also focused on the development of additional product candidates and technologies in ophthalmology.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “exploring,” “pursuing” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: the success, timing and cost of our ongoing and anticipated preclinical studies and clinical trials for our current product candidates, including statements regarding the timing of initiation and completion of the studies and trials; our expectations regarding the clinical effectiveness of our product candidates and results of our clinical trials; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, our product candidates, including the expected resubmission of the NDA filing for RhopressaTM; our expectations regarding the commercialization of our product candidates; our expectations related to the use of proceeds from our equity and debt financings; our estimates regarding anticipated capital requirements and our needs for additional financing; the potential advantages of our product candidates; our plans to pursue development of our product candidates for additional indications and other therapeutic opportunities; our plans to explore possible uses of our existing proprietary compounds beyond glaucoma; our ability to protect our proprietary technology and enforce our intellectual property rights; and our expectations regarding strategic operations, including our ability to in-license or acquire additional ophthalmic products or product candidates. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics and industry change, and depend on regulatory approvals and economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. We discuss many of these risks in greater detail under the heading “Risk Factors” in the quarterly and annual reports that we file with the Securities and Exchange Commission (SEC). Forward-looking statements are not guarantees of future performance and our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this press release. Any forward-looking statements that we make in this press release speak only as of the date of this press release. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

Contacts

Aerie Pharmaceuticals

Richard Rubino, 908-947-3540

rrubino@aeriepharma.com

or

Burns McClellan, Inc., on behalf of Aerie Pharmaceuticals

Investors

Ami Bavishi, 212-213-0006

abavishi@burnsmc.com

or

Media

Justin Jackson, 212-213-0006

jjackson@burnsmc.com

Source: Aerie Pharmaceuticals, Inc.